Supplement dated January 19, 2024
to the following statutory prospectus(es):
Monument Advisor NY and Monument Advisor Select NY dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on December 6, 2023, the Board approved the termination of American Century Investment Management, Inc. ("American Century") and Thompson, Siegel & Walmsley LLC ("TSW") as subadvisers to the NVIT Multi-Manager Mid Cap Value Fund (the "Fund"). Victory Capital Management, Inc. ("Victory Capital"), via its Sycamore Capital investment franchise, will continue as the Fund’s sole subadviser. This change is anticipated to take effect on or before February 26, 2024 (the "Effective Date").
As of the Effective Date the statutory prospectus is amended as follows:
The names of the investment option(s) and subadvisor(s) are updated as indicated below:
CURRENT INFORMATION	UPDATED INFORMATION
Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Value Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Victory Capital Management Inc.	Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Victory Capital Management Inc.
All references to the Fund’s former name and Sub-Advisors are replaced accordingly.
PROS-0788